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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2013

AZTECA ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-54443 (Commission File Number)	45-2487011 (IRS Employer Identification No.)

421 N. Beverly Drive, Suite 300
Beverly Hills, CA 90210
(Address of principal executive office)

Registrant's telephone number, including area code: (310) 553-7009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

General

        On January 22, 2013, Azteca Acquisition Corporation ("Azteca"), Hemisphere Media Group, Inc. ("Hemisphere"), InterMedia Español Holdings, LLC ("WAPA"), Cine Latino, Inc. ("Cinelatino"), Hemisphere Merger Sub I, LLC ("WAPA Merger Sub"), Hemisphere Merger Sub II, Inc. ("Azteca Merger Sub") and Hemisphere Merger Sub III, Inc. ("Cinelatino Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the combination of Azteca, WAPA and Cinelatino (the "Transaction") as indirect wholly-owned subsidiaries of Hemisphere, which will be a parent holding company.

        As a result of the Transaction, the holders of Azteca common stock, par value $0.0001 per share ("Azteca Common Stock"), will receive shares of Hemisphere Class A Common Stock, par value $0.0001 per share (the "Hemisphere Class A Common Stock"), and the equityholders of WAPA and Cinelatino (the "WAPA/Cinelatino Investors") will receive shares of Hemisphere Class B Common Stock, par value $0.0001 per share (the "Hemisphere Class B Common Stock", and together with the Hemisphere Class A Common Stock, the "Hemisphere Common Stock"). All shares of Hemisphere Common Stock will vote together as a single class, with the Hemisphere Class A Common Stock having one vote per share and the Hemisphere Class B Common Stock having 10 votes per share. In connection with the Transaction, Hemisphere intends to apply to list its shares of Hemisphere Class A Common Stock on The NASDAQ Capital Market ("NASDAQ") and expects that its warrants will trade on the OTCBB following the consummation of the Transaction.

WAPA and Cinelatino

        WAPA consists of a leading broadcast television network and television content producer in Puerto Rico, and a unique Spanish-language cable television network serving Hispanics in the United States. WAPA also operates a sports television network and a news and entertainment website in Puerto Rico.

        Cinelatino is a leading Spanish-language cable movie network with approximately 12 million subscribers across the U.S., Latin America and Canada. Cinelatino offers a lineup featuring the best contemporary films and original television series from Mexico, Latin America, the U.S. and Spain.

The Merger Agreement

  The Mergers

        The Merger Agreement provides for three mergers: (i) Azteca Merger Sub will merge with and into Azteca, with Azteca as the surviving corporation; (ii) WAPA Merger Sub will merge with and into WAPA, with WAPA as the surviving limited liability company; and (iii) Cine Merger Sub will merge with and into Cinelatino, with Cinelatino as the surviving corporation (collectively, the "Mergers"). Upon consummation of the Mergers, each of WAPA, Cinelatino and Azteca will become indirect wholly-owned subsidiaries of Hemisphere.

  Merger Consideration

        Each share of Azteca Common Stock issued and outstanding immediately prior to the effective time of the Mergers (other than any shares canceled pursuant to the Merger Agreement, redeemed shares, or dissenting shares), will be automatically converted into one validly issued, fully paid, and non-assessable share of Hemisphere Class A Common Stock.

        The WAPA membership interests issued and outstanding immediately prior to the effective time of the Mergers will be automatically converted into the right to receive (i) an aggregate of 20,432,462 shares of Hemisphere Class B Common Stock and (ii) an aggregate payment equal to $1,191,655 in cash, to be allocated in full to the sole member of WAPA (the "WAPA Member").

        The shares of Cinelatino common stock issued and outstanding prior to the effective time of the Mergers will be automatically converted into the right to receive (i) an aggregate of 12,567,538 shares of Hemisphere Class B Common Stock and (ii) an aggregate payment equal to $3,808,345 in cash, to be allocated to the holders of Cinelatino common stock.

        Subject to the approval of the Warrant Amendment described below, at the effective time, all of the Amended Azteca Warrants (as defined below) outstanding immediately prior to the consummation of the Transaction will be automatically converted into the right to acquire shares of Hemisphere Class A Common Stock on the same terms as were in effect with respect to the Amended Azteca Warrants immediately prior to the consummation of the Transaction.

  Representations and Warranties

        The Merger Agreement contains customary representations and warranties that each of Azteca, WAPA, and Cinelatino has made to each other relating to their respective businesses and, in the case of Azteca, its public filings.

  Pre-Closing Covenants

        The Merger Agreement provides for customary pre-closing covenants, including the obligation of each of the parties to use its reasonable best efforts to conduct its business in the ordinary course in a manner consistent with past practice in all material respects and each party has agreed not to take certain actions, except as expressly contemplated by other provisions of the Merger Agreement, as required by any law, or unless the other parties consent in writing.

  Securityholder Meetings

        Pursuant to the terms of the Merger Agreement, Azteca must, as soon as reasonably practicable, duly call, give notice of, convene, and hold (i) a meeting of Azteca's stockholders for the purpose of seeking the stockholders' approval of the Merger Agreement and the transactions contemplated thereby and (ii) a meeting of Azteca's warrantholders for the purpose of seeking the warrantholders' approval of the Warrant Amendment.

  Registration Statement

        The Merger Agreement provides that as promptly as practicable after the execution of the Merger Agreement, (a) Hemisphere, WAPA, Cinelatino and Azteca shall prepare and file with the Securities and Exchange Commission (the "SEC") the proxy statement/prospectus to be sent to the stockholders and warrantholders of Azteca relating to (i) the Azteca stockholders' meeting to be held to consider the approval of the Merger Agreement and the transactions contemplated thereby and (ii) the Azteca warrantholders' meeting to be held to consider the approval of the Warrant Amendment and (b) Cinelatino shall cause Hemisphere to prepare and file with the SEC a Registration Statement on Form S-4, of which the proxy statement/prospectus will form a part, in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the issuance of shares of Hemisphere Class A Common Stock to Azteca's stockholders in the Transaction and to warrant holders upon exercise of their warrants. Each party has agreed to use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after it is filed with the SEC.

  Conditions to the Closing of the Transaction

        Consummation of the Transaction is subject to customary conditions, including receipt of any necessary governmental or third party consents. Consummation of the Transaction is also subject to other conditions, including (i) the affirmative vote of a majority of the outstanding shares of Azteca

Common Stock in favor of the adoption of the Merger Agreement; (ii) the affirmative vote of holders of at least 65% of the Public Warrants (as defined below) in favor of the approval of the Warrant Amendment; (iii) the Registration Statement on Form S-4, of which the proxy statement/prospectus shall form a part, having been declared effective by the SEC; (iv) absence of a judicial or governmental order that would prohibit the consummation of the Mergers or make the Mergers illegal; (v) the waiting periods applicable to WAPA, Cinelatino, Hemisphere, or any of their respective affiliates in connection with the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1975 (the "HSR Act") must have been terminated or have expired; (vi) FCC approval must have been granted without any conditions which would have a material adverse effect on the parties on a combined basis after the Mergers are completed; and (vii) Azteca having at least an aggregate of $80,000,000 of cash held in the Trust Account (as defined below), after giving effect to any redemptions by Azteca stockholders, but before giving effect to: (x) the cash payable pursuant to the Warrant Amendment; (y) payment of deferred underwriting fees payable to Azteca's underwriters in connection with its initial public offering and consulting fees due to certain of Azteca's consultants and advisors; and (z) costs and expenses associated with the Transaction.

        In addition, the obligation of Azteca to consummate the Transaction is subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including (i) the accuracy of the representations and warranties of WAPA and Cinelatino set forth in the Merger Agreement and performance by WAPA and Cinelatino of their respective covenants and agreements in the Merger Agreement, (ii) no material adverse change of WAPA or Cinelatino, (iii) Azteca must have received an opinion of as to certain tax matters Greenberg Traurig, LLP; and (iv) each of the WAPA/Cinelatino Investors must have materially performed or complied with all obligations required by it under the Equity Restructuring and Warrant Purchase Agreement (as defined below).

        In addition, the obligation of each of WAPA and Cinelatino to consummate the Transaction is subject to the satisfaction or waiver (to the extent permitted) of several other conditions, including (i) the accuracy of Azteca's representations and warranties in the Merger Agreement and performance by Azteca of its covenants and agreements in the Merger Agreement, (ii) no material adverse change of Azteca, (iii) each of Azteca, Hemisphere, the Azteca stockholders party to the Equity Restructuring and Warrant Purchase Agreement must have materially performed or complied with all obligations required thereunder; (iv) each of WAPA and Cinelatino must have received an opinion as to certain tax matters from Paul, Weiss, Rifkind, Wharton & Garrison LLP; and (iv) the Hemisphere Class A Common Stock issuable under the Merger Agreement and those shares of Hemisphere Class A Common Stock required to be reserved for issuance in connection with the Transaction, shall have been approved for listing on NASDAQ, provided that the foregoing condition shall be deemed to be satisfied if the sole reason Hemisphere Class A Common Stock has not been authorized for listing on NASDAQ shall be the failure of Hemisphere to have at least the minimum number of "Round Lot Holders" required for such a listing.

  Claims against Trust Account

        Under the terms of the Merger Agreement, WAPA and Cinelatino waived any right to any amount held in the trust account established pursuant to the Investment Management Trust Agreement, dated as of June 29, 2011, by and between Azteca and Continental Stock Transfer & Trust Co. (the "Trust Account"), and agreed not to make any claim against any funds in the Trust Account.

  Termination of the Merger Agreement

        The Merger Agreement may be terminated at any time prior to the effective time, whether before or after obtaining the Azteca stockholder approval, by mutual consent of the parties. In addition, the Merger Agreement may be terminated:

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  by any of Azteca, WAPA, or Cinelatino if: (i) the Mergers have not been consummated by the close of business on April 6, 2013; (ii) a governmental authority enacts or issues an injunction, order, decree, or ruling which would make consummation of the Mergers illegal or otherwise prohibit consummation; (iii) the Azteca stockholder approval has not been obtained at the Azteca stockholders' meeting, or at any adjournment or postponement thereof, at which the vote was taken; or (iv) the warrantholders approval has not been obtained at the warrantholders meeting, or at any adjournment or postponement thereof, at which the vote was taken;

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  by Azteca, upon either WAPA's or Cinelatino's breach of a representation, warranty, covenant, or agreement such that the closing conditions cannot be satisfied and such breach is incapable of being cured by the effective time, or such breach is not cured within 30 days following receipt of written notice by the non-terminating party of such breach or violation;

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  by either WAPA or Cinelatino, upon Azteca's breach of a representation, warranty, covenant, or agreement such that the closing conditions cannot be satisfied and such breach is incapable of being cured by the effective time, or such breach is not cured within 30 days following receipt of written notice by the non-terminating party of such breach or violation;

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  by either WAPA or Cinelatino, if Azteca's board has failed to recommend to its stockholders that they give the Azteca stockholder approval, has failed to recommend to its holders of stockholder warrants that they give the warrantholder approval, or has effected an Azteca adverse recommendation change; or

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  by either WAPA or Cinelatino, if Azteca has materially breached its obligations with respect to the Azteca stockholders meeting or the warrantholders meeting in any respect adverse to WAPA or Cinelatino.

  Expenses

        The Merger Agreement provides that, subject to certain exceptions, Hemisphere and its subsidiaries are responsible for all fees and expenses of WAPA, Cinelatino, Azteca, and Hemisphere if the Transaction is consummated. If the Transaction is not consummated, each party will be responsible for its own fees, costs and expenses, except that Azteca will pay one-half of the fees and expenses and WAPA and Cinelatino together will pay the other half relating to the following:

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  fees incurred or payable to any other person in connection with the preparation and filing with the SEC of the registration statement and the fees of the financial printer and other persons for the printing and mailing of the proxy statement/prospectus (other than related legal fees and expenses);

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  the HSR Act Notification and Report filing fee for the Mergers;

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  fees incurred in connection with the preparation of the financial statements and in connection with the preparation of the pro forma financial statements; and

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  fees required by the FCC for the filing of any FCC application.

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  fees incurred in connection with public relations and press.

        The foregoing is a summary of the material terms of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Azteca, Hemisphere, Cinelatino or WAPA. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Azteca, Hemisphere, Cinelatino, WAPA or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in Azteca's or Hemisphere's respective public disclosures.

The Warrant Agreement Amendment

        In connection with, and as a condition to the consummation of, the proposed Transaction, Azteca is proposing to amend (the "Warrant Amendment") the terms of the Warrant Agreement, dated as of June 29, 2011, between Azteca and Continental Stock Transfer & Trust Company, as warrant agent (the "Warrant Agent").

        At a special meeting of warrantholders, Azteca will ask those warrantholders owning Azteca warrants issued in Azteca's initial public offering, each of which is exercisable for one share of Azteca Common Stock (such warrants, the "Public Warrants" and such holders, the "Public Warrantholders") to approve and consent to the Warrant Amendment pursuant to which:

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  each of the warrants to purchase Azteca Common Stock outstanding immediately prior to the closing of the Transaction (including the warrants initially issued to Azteca Acquisition Holdings, LLC ("Azteca's Sponsor"), which are referred to as the "Sponsor Warrants") will become exercisable for one-half of a share of Azteca Common Stock at an exercise price of $6.00 per half-share;

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  each holder of Azteca warrants (including all of the Sponsor Warrants) will receive, for each such warrant (in exchange for the reduction of shares for which such warrants are exercisable), $0.50 in cash (the "Cash Payment");

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  the obligation to reduce the warrant price upon the occurrence of certain transactions in which the consideration to be received includes securities of a private company to permit the Amended Azteca Warrants to be treated as equity for reporting purposes; and

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  the Public Warrants will be able to be exercised on a "cashless basis" at the election of Azteca under certain circumstances.

        In connection with the Azteca Merger, the amended Azteca warrants (the "Amended Azteca Warrants") will be automatically converted into the right to acquire shares of Hemisphere Class A Common Stock on the same terms as were in effect with respect to the Amended Azteca Warrants immediately prior to the consummation of the Transaction.

        If the Warrant Amendment is approved, Azteca, Hemisphere and the Warrant Agent will enter into an Assignment, Assumption and Amendment of Warrant Agreement pursuant to which (i) the Warrant Amendment will be effected, (ii) Azteca will assign to Hemisphere all of its right, title and interest in the Warrant Agreement and (iii) Hemisphere will assume all of Azteca's liabilities and obligations under the Warrant Agreement.

        The foregoing is a summary of the material terms of the form of Assignment, Assumption and Amendment of Warrant Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Support Agreement

        Concurrently with the execution of the Merger Agreement, Azteca, Hemisphere, Azteca's Sponsor, Clive Fleissig ("Fleissig"), Juan Pablo Albán ("Albán"), Brener International Group, LLC ("BIG") and each of the WAPA/Cinelatino Investors entered into a support agreement (the "Support Agreement").

        Pursuant to the Support Agreement, (i) each of Azteca's Sponsor, Fleissig and Albán has agreed, among other things, to vote all of their shares of Azteca Common Stock in favor of the Transaction proposal and the stockholder adjournment proposal and (ii) each of BIG, Fleissig and Albán has irrevocably consented and agreed to the Warrant Amendment.

        In addition, each of InterMedia Partners VII, L.P. ("IM"), Cinema Aeropuerto, S.A. de C.V. ("Cinema Aeropuerto") (each of which is a WAPA/Cinelatino Investor) and Azteca's Sponsor has agreed that at least one designee named by such person to be a director on the Hemisphere board of directors will qualify as "independent" under the NASDAQ rules and will be willing and able to serve on the audit committee of the Board. Further, Azteca's Sponsor has agreed that it will loan funds, without interest, to Azteca as may be necessary to fund working capital in an amount not to exceed $250,000, with such loan being repaid by Azteca or Hemisphere at or prior to the consummation of the Transaction.

        Also pursuant to the Support Agreement, each of Azteca's Sponsor, Fleissig, Albán and the Cinelatino/WAPA Investors have agreed, among other things, that he or it shall not, directly or indirectly, sell, assign, transfer (including by operation of law), incur any lien, pledge, dispose of or otherwise encumber any shares of Azteca Common Stock, membership interests of WAPA or shares of Cinelatino common stock, as applicable, or otherwise agree to do any of the foregoing (other than in connection with the consummation of the Transaction).

        The Support Agreement automatically terminates upon the earliest of (i) the consummation of the Transaction and (ii) the termination of the Merger Agreement in accordance with its terms.

        The foregoing is a summary of the material terms of the Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Equity Restructuring and Warrant Purchase Agreement

        Concurrently with the execution of the Merger Agreement, Azteca, Hemisphere, each of Azteca's Sponsor, Fleissig, Albán, John Engelman ("Engelman"), Alfredo E. Ayub ("Ayub" and together with Azteca's Sponsor, Fleissig, Albán and Engelman, the "Azteca Initial Stockholders") and the Cinelatino/WAPA Investors entered into an equity restructuring and warrant purchase agreement. Pursuant to the equity restructuring and warrant purchase agreement (the "Equity Restructuring and Warrant Purchase Agreement"):

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  The Azteca Initial Stockholders have agreed to contribute, on a pro rata basis, 250,000 shares of Azteca Common Stock to Azteca for no consideration immediately prior to the closing of the Transaction.

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  The Azteca Initial Stockholders have further agreed that an aggregate of:

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  356,506 shares of Hemisphere Class A Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $12.50 per share for any 20 trading days within at least one 30-trading day period within 36 months following the consummation of the Transaction;

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  378,788 shares of Hemisphere Class A Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 36 months following the consummation of the Transaction;

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    125,000 shares of Hemisphere Class A Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $12.50 per share for any 20 trading days within at least one 30-trading day period within 60 months following the consummation of the Transaction; and

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    125,000 shares of Hemisphere Class A Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months following the consummation of the Transaction;

    in each case, as such share amounts may be adjusted for stock splits, share dividends, reorganizations, recapitalizations and the like. Such forfeiture provisions supersede the existing forfeiture provisions between the Azteca Initial Stockholders and Azteca contained in the Securities Purchase Agreement (as defined below).

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  The WAPA/Cinelatino Investors have agreed that an aggregate of:

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  1,500,000 shares of Hemisphere Class B Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $12.50 per share for any 20 trading days within at least one 30-trading day period within 60 months following the consummation of the Transaction; and

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  1,500,000 shares of Hemisphere Class B Common Stock will be subject to forfeiture in the event the last sale price of the Hemisphere Class A Common Stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months following the consummation of the Transaction;

    in each case, as such share amounts may be adjusted for stock splits, share dividends, reorganizations, recapitalizations and the like.

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  Each of BIG, Fleissig and Albán (collectively, the "Current Sponsor Warrantholders") have agreed to sell to Azteca, on a pro rata basis, immediately prior to the consummation of the Transaction, an aggregate of 2,333,334 post amendment Sponsor Warrants for an amount per warrant equal to the cash payment to the Public Warrantholders.

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  Immediately following the consummation of the Transaction, Hemisphere will sell to the WAPA/Cinelatino Investors in a private placement transaction exempt from registration under the Act an aggregate of 2,333,334 warrants to purchase 1,166,667 shares of Hemisphere Class A Common Stock for an amount per warrant equal to the cash payment to the Public Warrantholders. These warrants will have the same terms as in effect with respect to the Amended Azteca Warrants held by the Public Warrantholders immediately prior to the consummation of the Transaction.

        The Equity Restructuring and Warrant Purchase Agreement will automatically terminate upon the termination of the Merger Agreement in accordance with its terms.

        In connection with the Transaction, Azteca waived the transfer restrictions with respect to the Azteca Common Stock and Azteca Warrants set forth in the Letter Agreement delivered to Azteca by the Initial Stockholders dated June 29, 2011 (the "Letter Agreement") and (ii) the Securities Purchase Agreement among Azteca and the Sponsor (and any transferees of the Sponsor agreeing to be bound by the restrictions set forth therein) dated April 15, 2011 (as amended, the "Securities Purchase Agreement"), effective immediately prior to the consummation of the Transaction, solely to permit the Initial Stockholders and the Existing Sponsor Warrantholders (and any transferees subject to the restrictions set forth in the Letter Agreement of the Securities Purchase Agreement) to consummate the transactions contemplated by the Merger Agreement and the Equity Restructuring and Warrant Purchase Agreement.

        The foregoing is a summary of the material terms of the Equity Restructuring and Warrant Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Securities Purchase Agreement

        The Securities Purchase Agreement, dated as of April 15, 2011, between Azteca and the Sponsor was amended to correct a scrivener's error regarding the number of shares of Azteca Common Stock issued to the Sponsor that were subject to forfeiture and to conform the agreement to the disclosure in the S-1 Registration Statement that accurately reflected the intent of the parties.

Item 8.01.    Other Events.

        On January 23, 2013, Azteca, WAPA and Cinelatino issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 22, 2013, by and among Azteca, Hemisphere, WAPA, Cinelatino and the Merger Subsidiaries.
4.1	Form of Assignment, Assumption and Amendment of Warrant Agreement to be entered by and among Azteca, Hemisphere and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Support Agreement, dated January 22, 2013, by and among Azteca, Hemisphere, certain of the Initial Stockholders of Azteca, the Current Sponsor Warrantholders and the WAPA/Cinelatino Investors.
10.2
Equity Restructuring and Warrant Purchase Agreement, dated January 22, 2013, by and among Azteca, Hemisphere, the Initial Stockholders of Azteca, the Current Sponsor Warrantholders and the WAPA/Cinelatino Investors.
10.3	Amendment to Securities Purchase Agreement, dated January 22, 2013, by and among Azteca and Azteca's Sponsor (and acknowledged by each of Azteca's Initial Stockholders).
99.1	Joint Press Release of Azteca, WAPA and Cinelatino dated January 23, 2013.

Additional information

        In connection with the proposed Transaction, Hemisphere intends to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Azteca that also will constitute a prospectus of Hemisphere. Azteca will mail the proxy statement/prospectus to its stockholders and warrantholders. Azteca stockholders and warrantholders are urged to read the proxy statement/prospectus regarding the Transaction, the Merger Agreement and the Warrant Amendment when it becomes available because it will contain important information regarding Hemisphere and Azteca, the Transaction, the Merger Agreement, the Warrant Amendment and related matters. When available, you will be able to obtain copies of all documents regarding the Transaction, the Merger Agreement, the Warrant Amendment and other documents filed by Azteca or Hemisphere with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to Azteca, 421 N. Beverly Drive, Suite 300, Beverly Hills, CA 90210, or by calling Azteca at (310) 553-7009.

        Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 21, 2012. Information about the directors and executive officers of Cinelatino, WAPA and Hemisphere and the interests of these participants in the Transaction will be included in the Registration Statement on Form S-4 to be filed by Hemisphere when it becomes available.

Forward-looking statements

        This report may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this report may include statements about the expectations that the business combination can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination, or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed business combination, the anticipated timing and benefits of the business combination, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this report other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the ability to have the Registration Statement on Form S-4 declared effective with sufficient time to hold a meeting of the Azteca stockholders and warrantholders prior to April 6, 2013; (2) the satisfaction of the conditions to the business combination and other risks related to the completion of the business combination and actions related thereto; (3) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the business combination on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the business combination and related transactions; (4) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (5) the amount of redemptions made by Azteca stockholders; (6) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (7) Cinelatino's and WAPA's ability to integrate successfully after the business combination and achieve anticipated synergies; the risk that disruptions from the transaction will harm Cinelatino's and WAPA's businesses; (8) Azteca's, Cinelatino's, WAPA's plans, objectives, expectations and intentions generally; and (9) other factors detailed in Azteca's reports filed with the SEC, including its Annual Report on Form 10-K under the caption "Risk Factors." Forward-looking statements included herein are made as of the date hereof, and none of undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTECA ACQUISITION CORPORATION
By:	/s/ Clive Fleissig
Name: Clive Fleissig
Title: Co-Chief Financial Officer and Executive Vice President

Date: January 23, 2013

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 22, 2013, by and among Azteca, Hemisphere, WAPA, Cinelatino and the Merger Subsidiaries.
4.1	Form of Assignment, Assumption and Amendment of Warrant Agreement to be entered by and among Azteca, Hemisphere and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Support Agreement, dated January 22, 2013, by and among Azteca, Hemisphere, certain of the Initial Stockholders of Azteca, the Current Sponsor Warrantholders and the WAPA/Cinelatino Investors.
10.2
Equity Restructuring and Warrant Purchase Agreement, dated January 22, 2013, by and among Azteca, Hemisphere, the Initial Stockholders of Azteca, the Current Sponsor Warrantholders and the WAPA/Cinelatino Investors.
10.3	Amendment to Securities Purchase Agreement, dated January 22, 2013, by and among Azteca and Azteca's Sponsor (and acknowledged by each of Azteca's Initial Stockholders).
99.1	Joint Press Release of Azteca, WAPA and Cinelatino dated January 23, 2013.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX